UNITY BANCORP INC

12/31/16

NASDAQ: UNTY

Member FDIC

Forward-Looking Statements

- This presentation may contain forward-looking statements with respect to Unity Bancorp's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions which are intended to identify forward-looking statements.

- Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation's control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

- A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2015, and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, which have been filed with Securities and Exchange Commission and are available in the Investor Relations section of the Corporation's website (www.unitybank.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Company Snapshot

- Founded September 16, 1991
- Headquartered in Clinton, New Jersey
- Approximately $1.2 billion in assets and $946 million in deposits
- Unity Bank provides financial services to retail, corporate and small business customers through its 17 retail service offices located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.

Financial Summary 12/31/16

Balance Sheets (000s)	
Total Assets	1,189,906
Total Loans	973,414
Total Deposits	945,723
Total Equity	106,291
Loans/Deposits (%)	102.93%
Capital & Asset Quality (%)	
Equity/Assets	8.82%
NPAs/Assets (1)	0.70%
Profitability (%)	
ROAA	1.07%
ROACE	13.47%
NIM	3.63%
Efficiency Ratio (2)(3)	59.90%

(1) NPAs = nonaccrual loans + OREO
(2) These measures are not measures recognized under GAAP and are therefore considered to be non-GAAP financial measures.
(3) Efficiency ratio is total non-interest expense divided by the sum of net interest income and total non-interest income (excluding securities gains/(losses)).

Unity Bank is a wholly owned subsidiary of Unity Bancorp.

Member FDIC
Equal Opportunity Lender • Equal Housing Lender

Bank Franchise

- Bergen County, NJ: Emerson (Opened in October)
- Hunterdon County, NJ: Clinton, Flemington, Whitehouse
- Middlesex County, NJ: Edison, Highland Park, Middlesex, South Plainfield
- Somerset County, NJ: North Plainfield, Somerset, Somerville (Opened in November)
- Union County, NJ: Linden, Scotch Plains, Union
- Warren County, NJ: Phillipsburg, Washington
- Northampton County, PA: Forks



Bergen
Northampton
Warren
Union
Hunterdon
Somerset
Middlesex

Attractive Market Area

- High household income in our market counties relative to the State of New Jersey and the nationwide medians
- State of New Jersey ranks 2nd in the nation in median household income, 4th in per capita income, and 2nd in population density
- With respect to median household income, Hunterdon County and Somerset County rank #1 and #2 in New Jersey and #4 and #6 nationwide

As of December 31, 2016			**State of NJ**		
(dollars in thousands)			**Population**		**Household Income**
	Unity	**Unity**	**2015**	**Density**	**2015**
County	**Branches**	**Deposits**	**Actual**	**(pop./sq.mi.)**	**Median**
Bergen, NJ	1	$3,450	938,506	3,776	$85,806
Hunterdon, NJ	3	$375,440	125,842	294	$106,925
Middlesex, NJ	4	$200,764	837,586	2,713	$78,734
Somerset, NJ	3	$129,420	333,805	1,106	$97,056
Union, NJ	3	$120,045	554,013	5,389	$69,222
Warren, NJ	2	$82,998	106,746	299	$70,245
Northampton, PA	1	$33,607	300,615	814	$58,971
Unity Aggregate	**17**	**$945,723**			
Totals			**3,197,113**	**14,391**	**566,959**

Strategic Goals

- To grow our business relationships by being a responsive bank, providing excellent service with flexible terms and conditions – 10% loan growth
- Mortgage Division – 15% growth rate in purchased transactions
- SBA Division – Increase 7A Volume no less than $40 million
- Growth in core deposits of at least 5%
- Growth of branch network
- Maintain relevance by continued investment in technology
- ROE and ROA in top quartile of peer group
- EPS growth of 10% per year

Senior Management Team

James A. Hughes, CPA

- President and Chief Executive Officer
- Joined the company in 2000
- 30 years banking experience
- Previously employed at Summit Bancorp
- Audit manager with KPMG, L.L.P.

Alan J. Bedner, Jr. CPA

- Chief Financial Officer
- Joined the company in 2001
- 21 years banking experience
- Previously employed at Summit Bancorp

Janice Bolomey

- Director of Sales/Chief Administrative Officer
- Joined the company in 2001
- 30 years of banking experience
- Oversees all retail sales

John J. Kauchak

- Chief Operating Officer
- Joined the company in 1996
- 45 years banking experience
- Managed operations of a $10 billion savings bank

Engaged Board of Directors

- David Dallas, Chairman of the Board, and Robert Dallas, Board Member, both founding members of the Bank
- Average tenure of Board Members is 15 years
- Diverse experience including financial industry, medical professionals, university professional and business ownership
- Director and Executive Officer ownership 30%

Recent Financial Performance

Summary Balance Sheet

(dollars in millions)

	2014Y	2015Y	2016Y
Assets	$ 1,008.8	$ 1,084.9	$ 1,189.9
Total Loans	761.8	889.0	973.4
Deposits	794.3	894.5	945.7
Total Equity	69.9	78.5	106.3

Loan Mix

(dollars in millions)



$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
$ 587.1
$ 46.4
$ 107.0
$ 132.1
$ 301.6
$ 678.7
$ 46.1
$ 87.2
$ 182.1
$ 363.3
$ 761.8
$ 59.1
$ 79.9
$ 220.9
$ 401.9
$ 889.0
$ 77.1
$ 81.9
$ 264.5
$ 465.5
$ 973.4
$ 91.5
$ 83.6
$ 289.1
$ 509.2
2012Y
2013Y
2014Y
2015Y
2016Y
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Mortgage Loan Originations

(dollars in millions)

Mortgage Growth



$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$133.6
$110.3
$23.3
$153.4
$88.1
$65.3
$129.8
$39.4
$90.3
$180.9
$69.1
$111.8
$192.3
$75.5
$116.9
2012Y
2013Y
2014Y
2015Y
2016Y
Purchases
Refinances

Asset Quality Continues to Improve



NPLs / Loans
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.16%
0.34%
0.82%
0.87%
0.09%
0.78%
0.80%
0.08%
0.72%
0.76%
0.07%
0.69%
0.74%
0.74%
4Q2015
1Q2016
2Q2016
3Q2016
4Q2016
Nonperforming Loans
TDRs

5 Year Deposit Trend

(dollars in millions)



$1,000.00
$900.00
$800.00
$700.00
$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$-
$ 648.8
$ 114.4
$ 125.0
$ 409.4
$ 738.7
$ 136.0
$ 205.4
$ 397.3
$ 794.3
$ 152.8
$ 212.3
$ 429.2
$ 894.5
$ 185.3
$ 277.2
$ 432.0
$ 945.7
$ 216.0
$ 220.6
$ 509.1
2012Y
2013Y
2014Y
2015Y
2016Y
Interest-bearing DDA & SAV deposits
Total time deposits
Noninterest-bearing demand deposits

Summary Income Statement and Profitability

(dollars in millions)

	2015		2016	
Net Interest Income	$	34.0	$	38.3
Provision for Loan Losses		0.5		1.2
Noninterest Income		7.7		11.1 *
Noninterest Expense		26.9		27.6
Provision for Income Taxes		4.8		7.3
Net Income	$	9.6	$	13.2
Diluted Earnings Per Share	$	1.02	$	1.38
Return on Average Assets		0.96 %		1.17 %
Return on Average Equity		12.92		15.37
Net Interest Margin		3.63		3.58
Excluding Extraordinary Item - gain on subordinated debentures (Non-GAAP)				
Diluted Earnings Per Share	$	1.02	$	1.23
Return on Average Assets		0.96 %		1.04 %
Return on Average Equity		12.92		13.66

* Includes one time nonrecurring gain on repurchase of subordinated debentures.

All share information has been adjusted for the 10% stock dividend paid September 30, 2016.

Net Interest Income & Net Interest Margin

(dollars in millions)



$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.62%
3.53%
3.53%
3.63%
3.58%
$27.4
$27.4
$30.1
$34.0
$38.3
2012Y
2013Y
2014Y
2015Y
2016Y
Net Interest Income
Net Interest Margin

Strong Levels of Noninterest Income

(dollars in millions)



Noninterest Income (excludes gains [losses] on securities)
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
19.22%
18.30%
16.69%
18.46%
17.79%*
$6.8
$6.2
$6.2
$7.7
$8.4
2012Y
2013Y
2014Y
2015Y
2016Y
Noninterest Income
Noninterest Income/Revenue

* (Non-GAAP) YTD 2016 Noninterest income to revenue ratio excludes an extraordinary gain on repurchase of subordinated debentures.

On a GAAP basis, YTD 2016 noninterest income was $10.6 million and noninterest income to revenue ratio was 22.60%.

Noninterest Income

(dollars in thousands)

	2015Y		2016Y	
Branch fee income	$	1,520	$	1,269
Service and loan fee income		1,996		2,030
Gain on sale of SBA loans held for sale, net		1,204		2,099
Gain on sale of mortgage loans, net		1,674		1,610
BOLI income		380		378
Net security gains		28		424
Net gain on repurchase of subordinated debt		-		2,264
Other income		927		986
Total noninterest income	$	7,729	$	11,060

Noninterest Expense Controls

(dollars in millions)



Noninterest Expense
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
2.00%
0.00%
3.02%
2.88%
2.69%
2.70%
2.44%
$24.3
$24.0
$24.7
$26.9
$27.6
2012Y
2013Y
2014Y
2015Y
2016Y
Noninterest Expense
Noninterest Expense/Average Assets

Noninterest Expense

(dollars in thousands)

	2015Y		2016Y	
Compensation and benefits	$	14,295	$	14,952
Occupancy		2,515		2,360
Processing and communications		2,461		2,445
Furniture and equipment		1,643		1,700
Professional services		942		976
Loan and OREO costs		1,141		989
Deposit insurance		669		713
Advertising		1,030		1,095
Other expenses		2,156		2,401
Total noninterest expense	$	26,852	$	27,631

Profitability Progression

Diluted Earnings per Share


$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.12
$0.31
$0.48
$0.74
$1.02
$1.38
$0.15
$1.23
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
Effect of nonrecurring gain on repurchase of subordinated debenture

All share information has been adjusted for the 10% stock dividend paid September 30, 2016.

Tangible Book Value Per Share
(Non-GAAP)



$10.50
$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
$7.00
$6.50
$6.00
$6.74
$6.68
$7.44
$8.29
$10.00
$0.40*
$9.60
2012Y
2013Y
2014Y
2015Y
2016Y

Note: 2013 reflects redemption of TARP preferred stock and the associated warrant.
All share information has been adjusted for the 10% stock dividend paid September 30, 2016.
* Capital Raise of $15 million at a weighted average price per share of $14.04; net increase of $14.4 million after expenses.

Market Price



$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$3.00
$5.67
$6.96
$8.57
$11.34
$15.70
2012Y
2013Y
2014Y
2015Y
12/31/2016

Note: All share information has been adjusted for the 10% stock dividend paid September 30, 2016.

Capital Ratios



Unity Bancorp, Inc.
FDIC-Insured Commercial Banks
Total 1 Risk-Based Capital
16.00%
12.00%
8.00%
4.00%
2012Y
2013Y
2014Y
2015Y
2016Y



Leverage
12.00%
10.00%
8.00%
6.00%
4.00%
2012Y
2013Y
2014Y
2015Y
2016Y



Total Risk-Based Capital
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
2012Y
2013Y
2014Y
2015Y
2016Y

* 2013 Capital Ratios reflect the redemption of the TARP preferred stock and the associated warrants.

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Diversity of loan products
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks


UNITY BANK
growing with you!

The previous slides contained data from the following sources:

- FDIC-Insured Commercial Banks:
  - Obtained from FDIC.gov Quarterly Banking Profile
- SNL